RESOLUTION OF THE BOARD OF DIRECTORS OF HEALTHCARE INTEGRATED TECHNOLOGIES, INC.

April 15, 2025

The undersigned Board of Directors (the "Board") of Healthcare Integrated Technologies, Inc., a Nevada corporation (the "Company"), hereby adopt the following resolution in a remote meeting held for such purposes on April 15, 2025.

WHEREAS, the Chairman motioned for FKP Advisors LLC to be appointed to the Board of Directors of the Company for a three (3) year term and that FKP Advisors LLC compensation as a member of the Company's Board shall include an initial stock grant and a three (3) year restricted stock award totaling 400,000 shares of the Company's common stock (the "Motion"). FKP Advisors LLC board seat will be on a rotational basis with Larry Kloess III serving in the first year followed by Jim Fitzgerald in the second year and Ben Pope in the third year. The annual stock grant will be divided by three ("3") each year and awarded to each individual.

NOW THEREFORE, BE IT RESOLVED, that, upon the Motion by the Chairman, the Board voted three (4) directors for approval of the Motion. The Motion hereby passes by a vote of the majority of the Board.

FURTHER RESOLVED, that FKP Advisors LLC is hereby appointed as a member of the Company's Board for a term of three (3) years to be effective on the date of this Consent. Both the Company and FKP Advisors LLC shall have the right to cancel the remaining term of FDP Advisors' Board appointment on each yearly anniversary date by providing written notice to the other party at least thirty (30) days prior to the anniversary date the cancelation is to become effective. As compensation for participation on the Board, the Company shall grant FKP Advisors LLC a restricted stock award of 400,000 shares of the Company's common stock, to become vested in accordance with the following vesting schedule:

133,333 Shares	April 15, 2026
133,333 Shares	April 15, 2027
133,334 Shares	April 15, 2028

IN WITNESS WHEREOF, the undersigned have executed and delivered this written consent as of the date first indicated above.

Signed by:
scott boruff
CE216ACB5DED4F5...

Scott M. Boruff, Chairman & CEO

Signed by:
G. Shayne Bench
041F828B9F8B470...

G. Shayne Bench, Director

Signed by:
8D6F93E3C95D450...

Micheal J. Burt, Director

Signed by:
Anthony R. Chapman
8D539F68589948A...

Anthony Chapman, Director